Exhibit 99

News Release


CONTACTS:      Jeffrey R. Kotkin        Barbara F. Nieman
OFFICE:        (860) 665-5154           (860) 665-3249


NU ANNOUNCES THIRD-QUARTER RESULTS

     BERLIN, Connecticut, October 21, 2002-Northeast
Utilities (NYSE: NU) today announced earnings of $48.6 million, or $0.38 per share, in the third quarter of 2002, compared with earnings of $34.6 million, or $0.26 per share on a fully diluted basis, during the same period of 2001.

     For the first nine months of 2002, NU earned $96.1 million, or $0.74 per share, compared with $193.5 million, or $1.41 per share on a fully diluted basis, during the same period of 2001. The 2001 results included an after-tax gain of $124.8 million, or $0.91 per share, associated with the sale of NU's interests in the Millstone nuclear station in Waterford, Connecticut.

     Michael G. Morris, NU chairman, president and chief executive officer, attributed the year-to-year improvement in third quarter results to a net after-tax gain of $14.5 million, or $0.11 per share, primarily related to the elimination of reserves associated with NU's ownership shares of certain assets at the Seabrook nuclear station. FPL Energy is expected to purchase NU's 40 percent share of Seabrook Station later this year, and NU expects to record additional after-tax gains of between $10 million and $13 million upon closing the sale. The following table reconciles 2002 and 2001 earnings on a reported and adjusted basis.


                                        Third Quarter    Nine Months
  2001           Reported EPS           $0.26            $1.41
One-time items   Forward Share           ---             $0.26
                   Repurchase
                 Millstone Sale          ---            ($0.91)
                 Adoption of SFAS 133    ---             $0.16
  2001           Adjusted EPS           $0.26            $0.92
                 Regulated Results      $0.01            $0.09
                 Competitive Business   $0.01           ($0.30)
                    Results
                 Lower 2002 Share       $0.01            $0.04
                   Count
                 Other                 ($0.02)          ($0.04)
  2002           Adjusted EPS           $0.27            $0.71
One-time items   Investment              ---            ($0.08)
                   Write-Offs
                 Seabrook Items         $0.11            $0.11
  2002           Reported EPS           $0.38            $0.74


     Aside from the Seabrook items, Morris said NU's regulated electric subsidiaries benefited from an extremely hot summer. Third quarter 2002 residential electric sales were up 10.9 percent and commercial electric sales were up
6.0 percent, compared with the same period of 2001. Third-quarter industrial sales were down 1.6 percent in the quarter due to weaker economic conditions, but overall, retail sales were up 6.4 percent, compared with the same period of 2001. During the first nine months of 2002, regulated electric sales were up 0.6 percent, compared with the same period of 2001.

      Earnings for common at The Connecticut Light and Power Company totaled $27.9 million in the third quarter of 2002, compared with $17.4 million in the same period of 2001. The increase was largely due to a weather-driven 7.6 percent increase in retail sales in the third quarter of 2002, compared with the same period of 2001.

     Public Service Company of New Hampshire and North Atlantic Energy Corporation (NAEC) together earned $36.4 million in the third quarter of 2002, compared with $21.8 million in the same period of 2001. The improvement was primarily due to the elimination of the Seabrook reserve at NAEC. Western Massachusetts Electric Company earned $4.7 million in the third quarter of 2002, compared with $4.3 million in the same period of 2001 with the improvement primarily due to hotter weather. Yankee Energy System, Inc. lost $5.8 million in the third quarter of 2002, compared with a profit of $3.2 million in the same period of 2001 when it recorded a property tax settlement.

     Morris said NU's competitive energy subsidiaries lost
$9.0 million, or $0.07 per share, in the third quarter of 2002, compared with a loss of $9.7 million, or $0.07 per share, in the same period of 2001. Morris said Select
Energy, Inc., NU's competitive energy marketing subsidiary, continues to be affected by high electricity market volatility. During the first nine months of 2002, NU's competitive businesses lost $39.9 million, compared with essentially break-even results during the same period of 2001. NU expects those businesses to lose another $10 million to $20 million in the fourth quarter of 2002.

     Earlier this month, NU announced that it expected to earn between $1.10 per share and $1.30 per share in 2002, including the Seabrook gains and $10 million of after-tax investment write-downs in the first quarter. In 2003, NU projects earnings of between $1.10 per share and $1.30 per share. Those earnings include projected profits of between $1.05 per share and $1.15 per share at NU's regulated electric and gas businesses; between $0.15 per share and $0.25 per share at NU's competitive energy businesses; and after-tax costs related to parent company debt and other items of $0.10 per share.

     Morris said 2003 earnings estimates will be affected by a number of factors, including energy market volatility, weather patterns, and NU's ongoing share repurchase program. NU repurchased approximately 14.3 million shares in 2001 and another 2.3 million shares to date in 2002.

     Morris noted revenues of NU's competitive energy businesses were reduced significantly as a result of recently released accounting guidance related to the classification of revenues and expenses associated with energy trading contracts. In June 2002, the Emerging Issues Task Force (EITF) of the Financial Accounting Standards Board reached a consensus on Issue No. 02-3, "Accounting for Contracts Involved in Energy Trading and Risk Management Activities." The EITF required energy trading companies to record revenues and expenses associated with energy trading contracts on a net basis, rather than recording the gross revenues and expenses. NU adopted the revenue and expense classification required by Issue No. 02-3 as of July 1, 2002. As a result of the adoption, NU's revenues and expenses for the first six months of 2002 have been reduced by $1.2 billion with no change in net income. Through the first nine months of 2002, NU's competitive business revenues totaled approximately $1.1 billion.

     Northeast Utilities is a Fortune 500 diversified energy company located in Connecticut with operations throughout the Northeast. Through its competitive and regulated subsidiaries, NU provides a full range of energy products and services to millions of residential and business customers from Maine to Maryland. From delivering electricity and natural gas, to marketing energy commodities, to operating and maintaining power plant facilities, NU is committed to safety, reliability and expanding consumers' energy options. For more information on Northeast Utilities and its subsidiaries, visit the NU family of Web sites at www.nu.com.

     This press release includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, which are statements of future expectations and not facts. Actual results or developments might differ materially from those included in the forward-looking statements because of factors such as competition and industry restructuring, changes in economic conditions, changes in historical weather patterns, changes in laws, regulations or regulatory policies, developments in legal or public policy doctrines, technological developments and other presently unknown or unforeseen factors. Other risk factors are detailed from time to time in NU's reports to the Securities and Exchange Commission.

                       - - - -

Note: NU will webcast a meeting with investors this morning at 10:30 a.m. Eastern Daylight Time. The call can be accessed through NU's website at www.nu.com.

                                                                            October 21, 2002



            NORTHEAST UTILITIES AND SUBSIDIARIES
            ------------------------------------

                      FINANCIAL REPORT
                      ----------------
                                                                    Three Months Ended
                                                                       September 30,
                                                                   ---------------------
                                                                    2002           2001
                                                                    ----           ----
                                                                  (Thousands of Dollars,
                                                                 Except Share Information)
Operating Revenues                                             $ 1,361,045    $ 1,530,669
                                                               ===========    ===========
Earnings for Common Shares:
   Before extraordinary loss and cumulative effect
      of accounting change, net of tax benefits                $    48,575    $    34,631
   Extraordinary loss, net of tax benefit
      of $169,562                                                     -              -
   Cumulative effect of accounting change,
      net of tax benefit of $14,908                                   -              -
                                                               -----------    -----------
Net Income                                                     $    48,575    $    34,631
                                                               ===========    ===========

Fully Diluted Earnings Per Common Share:
   Before extraordinary loss and cumulative effect
      of accounting change, net of tax benefits                $      0.38    $      0.26
   Extraordinary loss, net of tax benefit                              -              -
   Cumulative effect of accounting change,
    net of tax benefit                                                 -              -
                                                               -----------    -----------
Fully Diluted Earnings Per Common Share                        $      0.38    $      0.26
                                                               ===========    ===========
Common Shares Outstanding (fully diluted)                      129,508,794    133,869,227
                                                               ===========    ===========

                                                                     Nine Months Ended
                                                                       September 30,
                                                                    -------------------
                                                                    2002           2001
                                                                    ----           ----
                                                                  (Thousands of Dollars,
                                                                 Except Share Information)
Operating Revenues                                             $ 3,770,092    $ 4,669,663
                                                               ===========    ===========
Earnings for Common Shares:
   Before extraordinary loss and cumulative effect
      of accounting change, net of tax benefits                $    96,074    $   215,958
   Extraordinary loss, net of tax benefit
      of $169,562                                                     -              -
   Cumulative effect of accounting change,
      net of tax benefit of $14,908                                   -           (22,432)
                                                               -----------    -----------
Net Income                                                     $    96,074    $   193,526
                                                               ===========    ===========

Fully Diluted Earnings Per Common Share:
   Before extraordinary loss and cumulative effect
      of accounting change, net of tax benefits                $      0.74    $      1.57
   Extraordinary loss, net of tax benefit                              -              -
   Cumulative effect of accounting change,
    net of tax benefit                                                 -            (0.16)
                                                               -----------    -----------
Fully Diluted Earnings Per Common Share                        $      0.74    $      1.41
                                                               ===========    ===========
Common Shares Outstanding (fully diluted)                      129,737,249    137,457,694
                                                               ===========    ===========


                                                                    Twelve Months Ended
                                                                       September 30,
                                                                    -------------------
                                                                    2002           2001
                                                                    ----           ----
                                                                  (Thousands of Dollars,
                                                                 Except Share Information)
Operating Revenues                                             $ 5,071,132    $ 6,167,042
                                                               ===========    ===========
Earnings for Common Shares:
   Before extraordinary loss and cumulative effect
      of accounting change, net of tax benefits                $   146,057    $   268,917
   Extraordinary loss, net of tax benefit
      of $169,562                                                     -          (233,881)
   Cumulative effect of accounting change,
      net of tax benefit of $14,908                                   -           (22,432)
                                                               -----------    -----------
Net Income                                                     $   146,057    $    12,604
                                                               ===========    ===========

Fully Diluted Earnings Per Common Share:
   Before extraordinary loss and cumulative effect
      of accounting change, net of tax benefits                $      1.12    $      1.93
   Extraordinary loss, net of tax benefit                              -            (1.68)
   Cumulative effect of accounting change,
    net of tax benefit                                                 -            (0.16)
                                                               -----------    -----------
Fully Diluted Earnings Per Common Share                        $      1.12    $      0.09
                                                               ===========    ===========
Common Shares Outstanding (fully diluted)                      130,148,887    139,121,498
                                                               ===========    ===========


The data contained in this report is preliminary and is unaudited. This report is being submitted for the sole purpose of providing information to present shareholders about Northeast Utilities and Subsidiaries and is not a representation, prospectus, or intended for use in connection with any purchase or sale of securities.



            Northeast Utilities and Subsidiaries
            ------------------------------------

              Consolidated Statements of Income
              ---------------------------------

                                                                    Three Months Ended
                                                                       September 30,
                                                                    -------------------
                                                                    2002           2001
                                                                    ----           ----
                                                                  (Thousands of Dollars,
                                                                 Except Share Information)
Operating Revenues                                             $ 1,361,045    $ 1,530,669
                                                               -----------    -----------
Operating Expenses:
  Operation -
    Fuel, purchased and net interchange power                      797,498        985,065
    Other                                                          184,110        194,778
  Maintenance                                                       68,271         59,733
  Depreciation                                                      48,150         43,562
  Amortization                                                      97,336         94,505
  Taxes other than income taxes                                     47,585         39,648
  Gain on sale of utility plant                                       -              -
                                                               -----------    -----------
       Total operating expenses                                  1,242,950      1,417,291
                                                               -----------    -----------
Operating Income                                                   118,095        113,378
Other Income, Net                                                   32,059         17,724
                                                               -----------    -----------
Income Before Interest and Income Tax Expense                      150,154        131,102
                                                               -----------    -----------

Interest Expense:
  Interest on long-term debt                                        35,347         30,995
  Interest on rate reduction bonds                                  28,751         30,883
  Other interest                                                     3,615          8,404
                                                               -----------    -----------
      Interest expense, net                                         67,713         70,282
                                                               -----------    -----------
Income Before Income Tax Expense                                    82,441         60,820
Income Tax Expense                                                  32,476         25,185
                                                               -----------    -----------
Income Before Preferred Dividends of Subsidiaries                   49,965         35,635
Preferred Dividends of Subsidiaries                                  1,390          1,004
                                                               -----------    -----------
Income Before Extraordinary Loss and
  Cumulative Effect of Accounting Change                            48,575         34,631
Extraordinary loss, net of tax benefit
  of $169,562                                                         -              -
Cumulative effect of accounting change,
  net of tax benefit of $14,908                                       -              -
                                                               -----------    -----------
Net Income                                                     $    48,575    $    34,631
                                                               ===========    ===========

Fully Diluted Earnings Per Common Share:
  Income before extraordinary loss and
    cumulative effect of accounting change,
    net of tax benefits                                        $      0.38     $     0.26
  Extraordinary loss, net of tax benefit                               -              -
  Cumulative effect of accounting change,
    net of tax benefit                                                 -              -
                                                               -----------    -----------
Fully Diluted Earnings Per Common Share                        $      0.38    $      0.26
                                                               ===========    ===========

Common Shares Outstanding (fully diluted)                      129,508,794    133,869,227
                                                               ===========    ===========



            Northeast Utilities and Subsidiaries
            ------------------------------------

              Consolidated Statements of Income
              ---------------------------------

                                                                     Nine Months Ended
                                                                       September 30,
                                                                    -------------------
                                                                    2002           2001
                                                                    ----           ----
                                                                  (Thousands of Dollars,
                                                                 Except Share Information)
Operating Revenues                                             $ 3,770,092    $ 4,669,663
                                                               -----------    -----------
Operating Expenses:
  Operation -
    Fuel, purchased and net interchange power                    2,133,833      2,880,938
    Other                                                          580,865        592,757
  Maintenance                                                      194,032        208,152
  Depreciation                                                     146,775        154,082
  Amortization                                                     211,112        900,459
  Taxes other than income taxes                                    177,043        170,739
  Gain on sale of utility plant                                       -          (643,909)
                                                               -----------    -----------
       Total operating expenses                                  3,443,660      4,263,218
                                                               -----------    -----------
Operating Income                                                   326,432        406,445
Other Income, Net                                                   19,715        190,644
                                                               -----------    -----------
Income Before Interest and Income Tax Expense                     346,147        597,089
                                                               -----------    -----------

Interest Expense:
  Interest on long-term debt                                       107,105        109,906
  Interest on rate reduction bonds                                  87,539         57,703
  Other interest                                                     8,964         41,413
                                                               -----------    -----------
      Interest expense, net                                        203,608        209,022
                                                               -----------    -----------
Income Before Income Tax Expense                                   142,539        388,067
Income Tax Expense                                                  42,296        165,964
                                                               -----------    -----------
Income Before Preferred Dividends of Subsidiaries                  100,243        222,103
Preferred Dividends of Subsidiaries                                  4,169          6,145
                                                               -----------    -----------
Income Before Extraordinary Loss and
  Cumulative Effect of Accounting Change                            96,074        215,958
Extraordinary loss, net of tax benefit
  of $169,562                                                         -              -
Cumulative effect of accounting change,
  net of tax benefit of $14,908                                       -           (22,432)
                                                               -----------    -----------
Net Income                                                     $    96,074    $   193,526
                                                               ===========    ===========

Fully Diluted Earnings Per Common Share:
  Income before extraordinary loss and
    cumulative effect of accounting change,
    net of tax benefits                                        $      0.74     $     1.57
  Extraordinary loss, net of tax benefit                               -              -
  Cumulative effect of accounting change,
    net of tax benefit                                                 -            (0.16)
                                                               -----------    -----------
Fully Diluted Earnings Per Common Share                        $      0.74    $      1.41
                                                               ===========    ===========

Common Shares Outstanding (fully diluted)                      129,737,249    137,457,694
                                                               ===========    ===========


            Northeast Utilities and Subsidiaries
            ------------------------------------

              Consolidated Statements of Income
              ---------------------------------


                                                                    Twelve Months Ended
                                                                       September 30,
                                                                    -------------------
                                                                    2002           2001
                                                                    ----           ----
                                                                  (Thousands of Dollars,
                                                                 Except Share Information)
Operating Revenues                                             $ 5,071,132    $ 6,167,042
                                                               -----------    -----------
Operating Expenses:
  Operation -
    Fuel, purchased and net interchange power                    2,891,113      3,693,037
    Other                                                          763,120        820,865
  Maintenance                                                      244,840        282,698
  Depreciation                                                     193,706        216,389
  Amortization                                                     307,690        988,138
  Taxes other than income taxes                                    225,502        230,469
  Gain on sale of utility plant                                       -          (644,078)
                                                               -----------    -----------
       Total operating expenses                                  4,625,971      5,587,518
                                                               -----------    -----------
Operating Income                                                   445,161        579,524
Other Income, Net                                                   3O,698        183,969
                                                               -----------    -----------
Income Before Interest and Income Tax Expense                      475,859        763,493
                                                               -----------    -----------

Interest Expense:
  Interest on long-term debt                                       144,248        154,466
  Interest on rate reduction bonds                                 117,452         57,703
  Other interest                                                    12,544         72,303
                                                               -----------    -----------
      Interest expense, net                                        274,244        284,472
                                                               -----------    -----------
Income Before Income Tax Expense                                   201,615        479,021
Income Tax Expense                                                  50,284        201,221
                                                               -----------    -----------
Income Before Preferred Dividends of Subsidiaries                  151,331        277,800
Preferred Dividends of Subsidiaries                                  5,274          8,883
                                                               -----------    -----------
Income Before Extraordinary Loss and
  Cumulative Effect of Accounting Change                           146,057        268,917
Extraordinary loss, net of tax benefit
  of $169,562                                                         -          (233,881)
Cumulative effect of accounting change,
  net of tax benefit of $14,908                                       -           (22,432)
                                                               -----------    -----------
Net Income                                                     $   146,057    $    12,604
                                                               ===========    ===========

Fully Diluted Earnings Per Common Share:
  Income before extraordinary loss and
    cumulative effect of accounting change,
    net of tax benefits                                        $      1.12     $     1.93
  Extraordinary loss, net of tax benefit                              -             (1.68)
  Cumulative effect of accounting change,
    net of tax benefit                                                -             (0.16)
                                                               -----------    -----------
Fully Diluted Earnings Per Common Share                        $      1.12    $      0.09
                                                               ===========    ===========

Common Shares Outstanding (fully diluted)                      130,148,887    139,121,498
                                                               ===========    ===========

The data contained in this report is preliminary and is unaudited. This report is being submitted for the sole purpose of providing information to present shareholders about Northeast Utilities and Subsidiaries and is not a representation, prospectus, or intended for use in connection with any purchase or sale of securities.


            Northeast Utilities and Subsidiaries
            ------------------------------------

                Consolidated Balance Sheets
                ---------------------------

                                                                      September 30,
                                                                   -------------------
                                                                   2002           2001
                                                                   ----           ----
                                                                 (Thousands of Dollars)
ASSETS
------
Current Assets:
  Cash and cash equivalents                                    $    70,726    $   130,913
  Investments in securitizable assets                               26,797         35,592
  Receivables, net                                                 795,205        698,274
  Unbilled revenues                                                 96,719         78,959
  Fuel, materials, and supplies, at average cost                   131,937        103,566
  Special deposits                                                  12,702         78,943
  Prepayments and other                                            277,863        138,709
                                                               -----------    -----------
                                                                 1,411,949      1,264,956
                                                               -----------    -----------

Property, Plant and Equipment:
  Electric utility                                               5,981,390      5,669,304
  Gas utility                                                      666,971        624,256
  Competitive energy                                               995,250      1,055,439
  Other                                                            200,418        208,052
                                                               -----------    -----------
                                                                 7,844,029      7,557,051
    Less:  Accumulated provision for depreciation                3,531,643      3,466,409
                                                               -----------    -----------
                                                                 4,312,386      4,090,642
  Construction work in progress                                    308,720        259,024
  Nuclear fuel, net                                                 22,797         25,022
                                                               -----------    -----------
                                                                 4,643,903      4,374,688
                                                               -----------    -----------
Deferred Debits and Other Assets:
  Regulatory assets                                              3,089,272      3,373,309
  Goodwill and other purchased intangible assets, net              343,871        334,657
  Prepaid pension                                                  287,834        206,803
  Nuclear decommissioning trusts, at market                         63,486         59,971
  Other                                                            475,886        677,701
                                                               -----------    -----------
                                                                 4,260,349      4,652,441
                                                               -----------    -----------

Total Assets                                                   $10,316,201    $10,292,085
                                                               ===========    ===========


                                                                      September 30,
                                                                   -------------------
                                                                   2002           2001
                                                                   ----           ----
                                                                 (Thousands of Dollars)
LIABILITIES AND CAPITALIZATION
------------------------------
Current Liabilities:
  Notes payable to banks                                       $   315,733    $   436,500
  Long-term debt - current portion                                  52,439         24,437
  Accounts payable                                                 571,550        634,824
  Accrued taxes                                                     49,957        112,659
  Accrued interest                                                  58,198         93,344
  Other                                                            264,365        144,386
                                                               -----------    -----------
                                                                 1,312,242      1,446,150
                                                               -----------    -----------
Rate Reduction Bonds                                             1,935,467      2,118,400
                                                               -----------    -----------

Deferred Credits and Other Liabilities:
  Accumulated deferred income taxes                              1,484,620      1,409,294
  Accumulated deferred investment tax credits                      110,584        123,246
  Deferred contractual obligations                                 191,117        220,747
  Other                                                            699,706        793,577
                                                               -----------    -----------
                                                                 2,486,027      2,546,864
                                                               -----------    -----------
Capitalization:
  Long-Term Debt                                                 2,272,402      1,930,620
                                                               -----------    -----------
  Preferered Stock                                                 116,200        116,200
                                                               -----------    -----------
  Common Shareholders' Equity:
   Common shares, $5 par value - authorized
    225,000,000 shares; 149,375,000 shares issued and
    129,257,380 shares outstanding in 2002 and
    148,890,640 shares issued and 132,971,030 shares
    outstanding in 2001                                            746,875        744,453
   Capital surplus, paid in                                      1,109,798      1,108,455
   Deferred contribution plan - employee stock
    ownership plan                                                 (91,982)      (105,321)
   Retained earnings                                               727,204        644,886
   Accumulated other comprehensive income/(loss)                    10,707        (32,986)
   Treasury stock                                                 (308,739)      (225,636)
                                                               -----------    -----------
   Common Shareholders' Equity                                   2,193,863      2,133,851
                                                               -----------    -----------
Total Capitalization                                             4,582,465      4,180,671
                                                               -----------    -----------

Total Liabilities and Capitalization                           $10,316,201    $10,292,085
                                                               ===========    ===========

The data contained in this report is preliminary and is unaudited. This report is being submitted for the sole purpose of providing information to present shareholders about Northeast Utilities and Subsidiaries and is not a representation, prospectus, or intended for use in connection with any purchase or sale of securities.